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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report







     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 12, 2000




                                   Cymer, Inc.
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             (Exact name of registrant as specified in its charter)





Nevada                                0-21321                   33-0175463
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(State or other jurisdiction  (Commission File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)





                 16750 Via Del Campo Court, San Diego, CA 92127
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                    (Address of principal executive offices)



        Registrant's telephone number, including area code: 858-385-7300


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   ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        (b) On April 12, 2000 the Registrant engaged KPMG as its independent accountants to audit its financial statements for the year ending December 31, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Cymer, Inc.



Date:  April 13, 2000           By:  /s/ William A. Angus, III
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                                     William A. Angus III, Senior Vice President
                                     and Chief Financial Officer